Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 18. Subsequent Events

In March 2014, the Company closed on its letter of intent dated December 26, 2013 for the purchase of land adjacent to the Company’s current facilities for $7.3 million.

On March 5, 2014, the Company entered into a subscription agreement with an affiliate of A. Lorne Weil, the Company’s Non-Executive Chairman of the Board, pursuant to which such affiliate agreed to purchase an aggregate of 95,693 ordinary shares of the Company for $1,000,000, or approximately $10.45 per share, representing a slight premium to the closing price of the ordinary shares immediately prior to the execution of the subscription agreement. The transaction closed on March 14, 2014.

Subsequent events were evaluated through April 15, 2014 the date the financial statements were available for publication.